                                                                    EXHIBIT 10.1

                PURCHASE AGREEMENT AND SUBORDINATION AGREEMENT
                ----------------------------------------------

          This Purchase Agreement and Subordination Agreement (this "Agreement")
                                                                     ---------
made as of the ____ day of October, 1998 by MJD Communications, Inc., a Delaware corporation, ("MJD") and Bankers Trust Company, a New York banking corporation
               ---
("BT")
  --

                              W I T N E S S E T H
                              = = = = = = = = = =

          WHEREAS, BT has made a loan (the "Bergstein Loan") to Daniel G.
                                            --------------
Bergstein ("Bergstein") in the principal amount of up to $2,000,000 pursuant to
            ---------
four (4) separate Time Promissory Notes each dated as of the date hereof and each evidencing the principal amount of $500,000 (as same may be amended or extended, the "Bergstein Notes"); and
               ---------------

          WHEREAS, BT has also made a loan (the "Haberman Loan"; the Bergstein
                                                 -------------
Loan and the Haberman Loan herein, collectively, the "Loans") to Meyer Haberman
                                                      -----
("Haberman"; Bergstein, Haberman and JED (hereinafter defined) herein,
  --------
collectively, the "Obligors") in the aggregate principal amount of up to
                   --------
$1,000,000 pursuant to two (2) separate Time Promissory Notes each dated as of the date hereof and each evidencing the principal amount of $500,000 (as same may be amended or extended, the "Haberman Notes"; the Bergstein Notes and the
                                 --------------
Haberman Notes herein, collectively, the "Notes"); and
                                          -----

          WHEREAS, the collateral pledged to BT as security for the Bergstein Loan pursuant to four (4) separate Pledge Agreements dated as of the date hereof made by JED Communications Associates, Inc. ("JED") to BT (as same may be
                                              ---
amended, the "Bergstein Pledge Agreements") consists of shares of stock in MJD,
              ---------------------------
and the collateral pledged to BT as security for the Haberman Loan pursuant to two (2) separate Pledge Agreements dated as of the date hereof made by Haberman to BT (as same may be amended, the "Haberman Pledge Agreements"; the Bergstein
                                    --------------------------
Pledge Agreements and the Haberman Pledge Agreements herein, collectively, the

"Pledge Agreements") consists of shares of stock in MJD (all shares of stock of
 -----------------
MJD pledged to BT pursuant to the Pledge Agreements is herein referred to as the "MJD Stock", and together with any other collateral which may be pledged by
 ---------
Obligors as security for the Loans, the "Collateral"); and
                                         ----------

          WHEREAS, MJD desires to have the rights granted pursuant hereto with respect to the MJD Stock in the event of foreclosure by BT thereon and BT desires to assure some liquidity of the MJD Stock in the event of such a foreclosure,

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, MJD hereby covenants and agrees with BT as follows:
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          1.   (a)  BT and MJD agree that, subject to the terms and conditions hereof, BT, prior to foreclosure on MJD Stock after the occurrence of an Event of Default under any Note (as defined in such Note), shall, and shall be obligated to, sell and assign to MJD (without recourse, warranty or representation, express or implied, except for such warranties and representations as are expressly contained in this Agreement) and MJD, on the date and as otherwise hereinafter provided, shall, and shall be obligated to, purchase BT's right, title and interest in such Note or Notes, the Pledge Agreement or Pledge Agreements related thereto, the Collateral pledged under such Pledge Agreement or Pledge Agreements and all other instruments and documents, if any, relating, thereto (collectively, the "Purchase Documents").
                                                         ------------------
The purchase of the Purchase Documents shall occur on the date specified in a written notice from BT to MJD (the "Purchase Notice") which date shall be no
                                    ---------------
earlier than thirty (30) days after the date of the Purchase Notice (such date, the "Purchase Date"). If, prior to the Purchase Date, the Note or Notes to be
     -------------
sold to MJD are "indefeasibly paid" (hereinafter defined) in full, the obligation to purchase the Purchase Documents relating thereto shall cease and terminate and neither party shall have any further rights or obligations hereunder with respect to such Note or Notes but each party's rights and obligations with respect to any other unpaid Notes shall remain in effect until this Agreement shall terminate as provided in Paragraph 14 hereof. In no event shall BT be under any obligation to sell any Purchase Documents to MJD if MJD shall fail to purchase such Purchase Documents on the Purchase Date in accordance herewith nor shall BT have any obligation thereafter to sell any other Note (and related Purchase Documents and Collateral) to MJD in the event of any such default by MJD. The foregoing provisions of this Paragraph 1(a) shall be applicable upon each and every occurrence prior to BT's foreclosure on MJD Stock as a result of an Event of Default under any Note. The terms "indefeasibly paid" as used in this Paragraph 1(a) and "indefeasible repayment" as used in Paragraph 14 mean that one (1) year has elapsed after such payment with no intervening bankruptcy or like proceeding having occurred with respect to the Obligor making such payment.

          (b)  The purchase price ("Purchase Price") for any Purchase Documents
                                    --------------
shall be the lesser of (A) (i) one hundred percent (100%) of the then outstanding principal amount of the Note or Notes to be sold to MJD plus (ii)
                                                                    ----
accrued and unpaid interest payable in respect thereof to the date on which the Purchase Price is paid to BT as provided in subparagraph (d) hereof plus (iii)
                                                                    ----
all other obligations which are then owing to BT with respect to the Purchase Documents related thereto or (B) an aggregate of $2,000,000 in the case of the Bergstein Loan and all Purchase Documents related thereto, plus an aggregate of $1,000,000, in the case of the Haberman Loan and all Purchase Documents related thereto.

          (c) Anything herein to the contrary notwithstanding in no event shall MJD be obligated to pay more than an aggregate of $1,000,000 on account of the Purchase Price for Purchase Documents or, as provided in clause (g) below, the MJD Stock in any calendar year, it being understood and agreed that BT shall have the continuing right (and, prior to foreclosing on any MJD Stock, the obligation) at the beginning of any subsequent calendar year to require MJD to purchase any Note or Notes (and the related Purchase Documents) under which an Event of Default has occurred and is continuing or, as provided in clause (g) below, the MJD Stock subject to the foregoing $1,000,000 limitation for each such subsequent calendar year and the other terms and provisions hereof. BT shall have the sole right to select which of the Notes or, as provided in clause
(g) below, the MJD Stock to sell to MJD in the event there is an Event of Default under Notes having an aggregate Purchase Price in excess of $1,000,000 in any one calendar year. If BT shall continue to hold any of the Notes at the same time that MJD is also holding a Note, then the provisions of Paragraph 8 below shall be applicable. At such time as MJD is no longer restricted from purchasing Purchase Documents or MJD Stock, as the case may be, having an aggregate Purchase Price exceeding $1,000,000 (as such restriction is more fully described in Paragraph 13(a)(vi) hereof), then this Paragraph 1(c) shall no longer be of any force or effect. MJD agrees not to redeem or purchase other of its shares if the effect thereof would adversely affect its obligations to pay up to $1,000,000 on account of the Purchase Price in each calendar year as herein provided.

          (d) Payment of any Purchase Price shall be made on the Purchase Date, in immediately available funds at BT's office at 280 Park Avenue, New York, New York 10017, Attention: The Private Bank.

          (e) Upon payment of the Purchase Price for Purchase Documents, BT will sell and assign to MJD, all of BT's right, title and interest in and to such Purchase Documents (including the Collateral related thereto) and BT will deliver to MJD the original of the applicable Note or Notes to be sold (or, if necessary, an Affidavit of Lost Note reasonably acceptable to MJD) and originals or certified copies of such other Purchase Documents relating thereto then in BT's possession. Notwithstanding anything to the contrary in this Agreement, the obligation of MJD to purchase the Purchase Documents or, as provided in clause
(g) below, the MJD Stock shall be conditioned upon delivery to MJD of not fewer than (x) 5840 shares of MJD Stock (subject to adjustment as reasonably determined by BT upon the occurrence of an Adjustment Event (hereinafter defined)) issued to JED in the event MJD purchases all of the Bergstein Notes and related Purchase Documents (or a pro rata share thereof if MJD purchases
                                     --- ----
less than all of the Bergstein Notes) and (y) 2920 shares of MJD Stock (subject to adjustment as aforesaid) issued to Haberman in the event MJD purchases both of the Haberman Notes and related Purchase Documents (or 1460 shares thereof (subject to adjustment as aforesaid) if MJD purchases only one of the Haberman Notes), together with, in any case, the blank stock power or powers for the MJD Stock being delivered to MJD executed by the applicable Obligor at the time of the making of the applicable Loan. Any sale and assignment of Purchase Documents shall be pursuant to an endorsement of the applicable Note or Notes, an assignment of the applicable Pledge Agreement or Pledge Agreements and any other related Purchase Document then in effect (if any) and delivery of such MJD Stock and blank stock powers as and to the extent set forth above together with such other Collateral as may then be in BT's possession which secures the Note or Notes being sold to MJD. The sale and assignment of any Purchase Documents shall be without any recourse, representation or warranty expressed or implied by BT, except that BT shall represent and warrant the unpaid principal amount evidenced by the applicable Note or Notes, and that it has not sold or assigned or encumbered the related Purchase Documents (including the MJD Stock being delivered and other Collateral, if any), or any interest therein. "Adjustment
                                                                   ----------
Event" shall mean that the MJD Stock has been subject to any one or more of the
------
following: subdivision by stock split, stock dividend or otherwise; combination by reverse stock split or otherwise; recapitalization; reclassification; exchange; substitution; reorganization or other like event having substantially the same economic effect.

          (f) Except as set forth in Paragraph 1(e), BT shall make no representations or warranties, express or implied, to MJD. In no event shall BT have any responsibility in respect of the genuineness, validity or enforceability of the Purchase Documents or any of the instruments or documents referred to therein or herein, or any obligation to make any inquiry in respect of any thereof, as to all of which MJD shall have satisfied itself. MJD has reviewed the Purchase Documents which consist, as of the date hereof, of the Notes, the Pledge Agreements, the MJD Stock and blank stock powers.

          (g) (A) At MJD's option to be exercised by written notice to BT no later than ten (10) days after the date of any Purchase Notice, MJD may elect not to purchase the Purchase Documents which it is otherwise obligated to purchase but instead elect to purchase the MJD Stock securing such Purchase Documents in which event BT agrees, subject to clause (g)(C) below, to exercise BT's remedies under such Purchase Documents to foreclose on the MJD Stock delivered to secure such Purchase Documents subject to the following conditions:

               (i) BT shall have, and at all times during any such foreclosure shall continue to have, the right to exercise its remedies under such Purchase Documents and applicable law;

               (ii) MJD shall pay all costs and expenses incurred by BT in connection with any such foreclosure and exercise by BT of its remedies under the Purchase Documents and indemnify and hold BT harmless from and against any loss, liability, cost, damage or claim arising by reason of the exercise of such remedies unless due to BT's gross negligence or willful misconduct; and

               (iii) without limiting clause (ii) above, any interest on the Note or Notes then being foreclosed at the rate in effect prior to a default thereunder which is not paid to BT (or if paid on other than the scheduled payment date under the Note or Notes, interest on such interest (to the extent permitted by law) at such rate until the date of payment) shall be paid by MJD to BT except that MJD shall not be obligated to pay any interest accruing from the date of the Purchase Notice to the date which is thirty (30) days thereafter.

          (B) At any foreclosure sale BT agrees to "bid in" the amount of the principal, interest and other amounts owed to it under the Note or Notes and related Purchase Documents being foreclosed. If BT shall be the successful bidder at any such foreclosure sale, BT agrees to sell its interest in the MJD Stock so foreclosed upon to MJD (without any representation or recourse whatsoever, express or implied) for the Purchase Price applicable to such Purchase Documents and related MJD Stock plus such additional amounts for which MJD is obligated to pay pursuant to clauses (ii) and (iii) above. The limitation set forth in Paragraph 1(c) shall be applicable to the Purchase Price (but not the amounts owed under clause (ii) and (iii)) which MJD is obligated to pay under this Paragraph 1(g). BT shall have the sole right to select which Note or Notes and related Purchase Documents are to be foreclosed upon in the event there is an Event of Default under Notes having an aggregate Purchase Price in excess of $1,000,000 and shall also have the sole right to direct and control the foreclosure proceeding and other remedial action but BT agrees to act in a commercially reasonable manner with respect thereto. In any event and regardless of whether MJD shall have the right to require BT to exercise its remedies as set forth in this Paragraph 1(g), BT shall give notice to MJD of any foreclosure on MJD Stock at the same time that BT is required to give such notice to the applicable Obligor. If MJD shall default in its obligations under this Paragraph 1(g), then the rights of MJD under this Paragraph 1(g) shall no longer be applicable. MJD hereby releases BT from any claim, loss, cost or damage, including any right to purchase the affected Note or Notes, Purchase Documents and related Collateral thereunder, if
(A) BT is not the successful bidder at any such foreclosure sale, and (B) as a result of any of the conditions, limitations, circumstances or events set forth in Paragraphs 1(f), 2, 3 or 4 hereof, BT fails or is unable to foreclose on any MJD Stock.

          (C)  In lieu of foreclosing on MJD Stock as set forth above in clause
(B) of this Paragraph 1(g), BT shall have the right in its sole and absolute discretion to require the applicable Obligor to sell such MJD Stock to MJD at a per share price of $342.50 (subject to adjustment as reasonably determined by BT upon the occurrence of an Adjustment Event, as defined in Paragraph 1(e) above), the proceeds of which shall be applied, and accepted, as payment in full in respect of the principal and interest due under the applicable Note or Notes secured by such MJD Stock. The Obligors so agree to sell and MJD so agrees to buy such MJD Stock. At the time of receipt of such payment by BT, BT shall release its lien on the MJD Stock so sold. BT agrees to exercise this right by written notice to MJD and the applicable Obligor within thirty (30) days after BT's receipt of the notice from MJD referred to in the first sentence of this Paragraph 1(g).

          (h) The obligations of MJD under this Paragraph 1 are herein called the "Obligations".
     -----------

     2. No irregularity, invalidity or unenforceability of all or any part of any Purchase Document or any of the other instruments or documents referred to therein or herein shall affect, impair or be a defense to MJD's Obligations hereunder. Except as otherwise provided in this Agreement, MJD's Obligations shall be absolute and unconditional, without regard (i) to the regularity, validity or unenforceability of any Purchase Document, or the instruments or documents referred to therein or herein or any other circumstance, similar or dissimilar, including, without limitation, liens, charges, encumbrances, taxes, assessments, agreements, violations of law, or similar or dissimilar circumstances affecting any Purchase Document or any Collateral; (ii) to the existence or good standing or priority of any lien or security interest securing any Note, any failure or defect in recording any such lien or security interest or any assignment of lien or security interest or perfecting such lien or security interest; (iii) to any default by any Obligor under any Purchase Document, this Agreement or any of the instruments or documents referred to herein or therein, or any insolvency event related to or the disaffirmance of any of such person's or entity's obligations in connection therewith, or any failure by BT to enforce or require compliance with the obligations of any Obligor or any other person under any Purchase Document or any of the instruments or documents referred to herein or therein, or any failure by BT to take any action permitted or required to be taken by it under any Purchase Document, or any setoff, counterclaim, deduction or other right which, for any reason whatsoever, MJD or any other person may have against BT, or any act or circumstance that may constitute failure of consideration, commercial frustration of purpose or impossibility of performance of this Agreement or any other circumstance or cause whatsoever.

     3. MJD hereby consents that from time to time, before or after any default by any Obligor, with or without notice to or assent from MJD:

          (a) any security (including the Collateral) at any time held by or available to BT for any obligation of any Obligor under the Purchase Documents, or any security at any time held by or available to BT for any obligation of any other person or party primarily, secondarily or otherwise liable for all or any portion of the indebtedness evidenced by any Note and/or any other obligations of any Obligor or any other person or party, other than BT, under any of the Purchase Documents, may be accelerated, settled, exchanged, surrendered or released and BT may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on its books in favor of any Obligor, or of any such other person or party;

          (b) any obligation of the Obligors under the Purchase Documents, or of any such other person or party, may be changed, altered, renewed, extended, continued, accelerated, surrendered, compromised, settled, waived or released in whole or in part, or any default with respect thereto waived; and

          (c) BT may extend further credit in any manner whatsoever to the Obligors, and generally deal with the Obligors or any of the above-mentioned security (including the Collateral), deposit account, credit on its books or the Obligors as BT may see fit;

and MJD shall remain bound in all respects under this Agreement, without any loss of any rights by BT and without affecting the Obligations, notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, inaction, extension of further credit or other dealing. Notwithstanding anything herein to the contrary, BT shall not, without the prior written consent of MJD, agree to any waiver or amendment of the Purchase Documents that would (i) reduce the interest rate payable with respect to the Notes, or (ii) release shares of the MJD Stock below the amount required to be delivered by BT to MJD pursuant to Paragraph 1(e) hereof or (iii) extend the maturity date set forth in any of the Notes for final repayment thereof.

     4. MJD confirms that its decision to enter into this Agreement is based on its own investigation and judgment with respect to (i) the creditworthiness of the Obligors and any other person or entity, (ii) the economic value of the Collateral, (iii) the value, extent and adequacy of the Collateral, (iv) the adequacy and enforceability of the Purchase Documents, (v) the desirability of purchasing the Purchase Documents, and (vi) all other aspects of the transaction contemplated under the Purchase Documents and hereunder. MJD agrees and confirms that the Obligations shall be and are irrevocable and unconditional and there are no conditions which must be satisfied, or documents which must be executed or delivered prior to MJD's obligation to purchase any Purchase Documents as provided herein, except as otherwise provided in this Agreement.

     5. MJD acknowledges and confirms to BT that MJD has not been induced to execute and deliver this Agreement as a result of, and is not relying upon, any representations, warranties, agreements or conditions, whether express or implied or written or oral, by BT, or any other person or entity provided that the foregoing shall not limit, waive or otherwise derogate from any indemnification agreements made by any of the Obligors to MJD. Without limiting the generality of the foregoing or any other provisions of this Agreement, insofar as MJD is concerned:

          (a) BT is not obligated to give or to continue any financial accommodations to the Obligors or any other person or entity or to change or extend the time of payment of, or renew or alter, any liability of the Obligors or any other person or entity, any security therefor or any liability incurred directly or indirectly in respect thereof;

          (b) no person or entity, including, without limitation, BT, has made any representations to MJD as to any matter which may affect or in any way relate to the financial condition, relationships or transactions of the Obligors or any other person, including, without limitation, the business, assets, liabilities, type or value of any security therefor, financial condition, management or control of the Obligors or any other person or entity;

          (c) BT is not obligated to notify MJD or any other person or entity of any change in the business, assets, liabilities, type or value of any security therefor, financial condition, management or control of the Obligors or of any other person or entity, and none of such changes shall release or otherwise impair any of the rights of BT against MJD, but BT agrees to use good faith efforts to notify MJD of any "Event of Default" as defined and provided in the Notes and, as set forth in Paragraph 1 hereof, shall notify MJD prior to any foreclosure on the MJD Stock;

          (d) no failure by BT to obtain, perfect, protect, insure or realize upon any security for any of the liabilities of the Obligors or of any other person or entity and no other act or failure to act by BT shall release or otherwise impair any of the obligations of MJD hereunder.

     6. MJD shall reimburse and save BT harmless against liability for the payment of all costs and expenses arising in connection with the enforcement of or preservation of any of BT's rights under this Agreement, including, without limitation, the reasonable fees and expenses of BT's counsel.

     7. MJD hereby waives notice of acceptance of this Agreement and of the making of the Loan or any advance thereof by BT to any Obligor and any demand under this Agreement, except as specifically provided herein. MJD further waives any right to require that any action be brought against any Obligor or any other person or party or to require that resort be had to any security, Collateral or to any balance of any deposit account or credit on the books of BT in favor of either Obligor or any other person or party prior to a demand of MJD hereunder.

     8.  (a)  So long as BT shall continue to hold any Note while MJD shall also hold any Note (any such Note, the Purchase Documents related thereto and the portion of the Loans, all interest thereon and all other amounts owed in connection therewith which are held by MJD, the "Subordinate Loan"), each
                                                 ----------------
Obligor and MJD hereby agree that the Subordinate Loan and all terms and provisions thereof and the rights of MJD to the Collateral securing the Subordinate Loan (the "Subordinate Collateral") are expressly subordinate and
                       ----------------------
junior in right of payment (as defined in clause (b) below) to the Loans and to the terms and provisions thereof and the rights of BT to the Collateral.

         (b) "Subordinate and junior in right of payment" shall mean that:

           (i) MJD shall not, without the express prior written consent of BT in each instance which may be given or withheld in the sole discretion of BT, take, demand or receive from any Obligor, and, anything in any document or instrument evidencing, or agreement with respect to, the Subordinate Loan to the contrary notwithstanding, no Obligor will make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment, prepayment or security for the whole or any part of the Subordinate Loan (including, without limitation, the scheduled repayments set forth in Section 2.3 of each
Note), unless and until this Agreement shall terminate as provided in Paragraph 14 hereof; and

               (ii) MJD shall not enforce or take any action to enforce or collect the Subordinate Loan or make any claim whatsoever against the Subordinate Collateral or any portion thereof, accelerate the scheduled maturities of any amount owing under the Subordinate Loan and/or enforce any lien or security interest securing the Subordinate Loan, and/or exercise any of its claims, rights, remedies or powers, for payment of money or otherwise with respect to the Subordinate Loan and/or exercise any other right or remedy MJD may have, without the prior written consent of BT in each instance which may be given or withheld in the sole discretion of BT.

          (c) In furtherance of the foregoing subordination, MJD hereby assigns to BT all payments of principal, interest, fees, expenses and other amounts ("Proceeds") that may become due and payable to MJD in respect of the
  --------
Subordinate Loan or the Subordinate Collateral. In the event that any Proceeds are made payable to MJD in violation of clauses (a) and (b) above despite such direction, MJD hereby irrevocably appoints BT as its attorney-in-fact to endorse the name of MJD on any check or other instrument representing Proceeds that may be payable to MJD.

          (d) MJD will not, without the prior written consent of BT in each instance, which may be given or withheld in the sole discretion of BT, transfer, sell or assign the Subordinate Loan or any interest therein, whether absolutely or as collateral security.

          (e) MJD hereby covenants that it will not commence, or join with any other creditor in commencing, any bankruptcy, reorganization, readjustment of debt or any dissolution, receivership, liquidation or insolvency proceedings with respect to any Obligor prior to payment in full of the applicable Loan. In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to any Obligor or to their property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of any Obligor, or any sale of all or substantially all of the assets of any Obligor, or otherwise), (x) the Loan shall first be paid in full before MJD shall be entitled to receive or retain any payment or distribution in respect of the Subordinate Loan of any kind or character, whether in cash, property or securities and (y) MJD authorizes BT in the name of MJD or otherwise, to demand, sue for, collect, receive and give receipt for any and all payments or distributions of any kind or character, whether in cash, property or securities, in respect of the Subordinate Loan to which MJD would be entitled if the Subordinate Loan were not subordinated pursuant to this Agreement, and file all claims, proofs of debt, petitions and other documents in the form required in such statutory or nonstatutory proceedings for the full outstanding amount of the Subordinate Loan and prove, and vote or consent in any such proceedings with respect to, any and all such claims of MJD relating to the Subordinate Loan as BT may deem advisable. Under the circumstances set forth in this Paragraph, MJD agrees duly and promptly to take such action as may be requested at any time and from time to time by BT, to file appropriate proofs of claim in respect of the Subordinate Loan, and to execute and deliver such powers of attorney, assignments or proofs of claim or other instruments as may be requested by BT, in order to enable BT to enforce any and all claims upon or in respect of the Subordinate Loan and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or in respect of the Subordinate Loan.

          9. Each reference herein to BT shall be deemed to include its successors and assigns, who shall be bound by and in whose favor the provisions of this Agreement shall also inure. Each reference herein to MJD shall be deemed to include the successors and assigns of MJD, each of whom shall be bound by and in whose favor the provisions of this Agreement shall also inure, provided, however, that MJD shall in no event nor under any circumstance have the right, without obtaining the prior written consent of BT, to assign or transfer MJD's obligations and liabilities under this Agreement, in whole or in part, to any other person, party or entity. Without limiting the foregoing, the agreements and obligations on the part of MJD herein contained shall remain in force and application notwithstanding the merger, consolidation, reorganization or absorption thereof, and the term "MJD" shall include such new entity, but the old entity shall not thereby be released from any obligations or liabilities hereunder.

          10. No delay on the part of BT in exercising any right or remedy under this Agreement or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on MJD shall be deemed to be a waiver of the obligations of MJD or of the right of BT to take further action without notice or demand as provided in this Agreement. No course of dealing between MJD and BT shall change, modify or discharge, in whole or in part, this Agreement or any obligations of MJD hereunder.

          11. This Agreement may only be modified, amended, changed or terminated by an agreement in writing signed by the party to be charged therewith. No waiver of any term, covenant or provision of this Agreement shall be effective unless given in writing by the party entitled to the benefit of such term, covenant or provision and if so given shall only be effective in the specific instance in which given.

          12. This Agreement sets forth the entire agreement and understanding of BT and MJD with respect to the matters covered by this Agreement and MJD and BT acknowledge that no oral or other agreements, understandings, representations or warranties exist with respect to this Agreement or with respect to the obligations of MJD or BT under this Agreement, except those specifically set forth in this Agreement.

          13. (a) Each of MJD and BT represents and warrants to the other (as applicable) that:

                    (i) this Agreement constitutes the legal, valid and biding obligation of MJD or BT, as the case may be, enforceable against such party in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or other similar laws and subject to general principles of equity;

                    (ii) MJD is duly organized, validly existing and in good standing as a corporation under the law of the State of Delaware;

                    (iii) BT is duly organized, validly existing and in good standing as a corporation under the laws of the State of New York;

                    (iv) neither the execution or delivery of this Agreement nor the consummation by MJD or BT, as the case may be, of the transactions contemplated hereby nor compliance with the terms and provisions hereof by such party will violate, contravene or cause a default under its constituent documents or any applicable provision of law or any applicable regulation or other manifestation of governmental action or any agreement or document to which such party may be bound;

                    (v) all necessary approvals, consents, licenses, registrations and validations of any governmental regulatory body, including, without limitation, approvals required to permit MJD or BT, as the case may be, to execute and carry out the provisions of this Agreement, for the validity of the obligations of such party hereunder and for the making of any payment or remittance of any funds required to be made by such party under this Agreement, have been obtained and are in full force and effect;

                    (vi) MJD represents and warrants to BT that pursuant to a loan agreement to which it is subject, MJD is, and pursuant to an indenture to which it is subject MJD may be, required to limit its aggregate Purchase Price for MJD Stock in any calendar year to $1,000,000 and MJD shall promptly advise BT at such time as MJD is no longer so restricted; and

                    (vii) MJD and each Obligor represents and warrants to BT that there is no restriction or limitation on the assignment of the MJD Stock to BT pursuant to the Pledge Agreements, or to any foreclosure thereon or subsequent sale thereof, which has not been waived arising by reason of the constituent documents of MJD or any agreement to which MJD or any Obligor is a party or to which any of such parties is bound or to which any of such parties otherwise has knowledge except that any party taking title to the MJD Stock shall be subject to a certain stockholders' agreement dated as of July 31, 1997 among, inter alia, MJD and the Obligors (as it may be amended, the
       ----- ----
"Stockholders' Agreement") provided that if MJD is unwilling or unable to
 -----------------------
perform its obligation to purchase the Purchase Documents or the MJD Stock, as the case may be, pursuant to Paragraph 1 hereof then MJD's rights to repurchase the MJD Stock pursuant to Section 5 of the Stockholders' Agreement shall be deemed forever waived as to the MJD Stock with respect to which MJD is unwilling or unable to perform.

                  (b) MJD and the Obligors agree that:

                    (i) Upon notice to MJD that an Event of Default has occurred under any Note, BT shall be entitled to exercise the voting and other rights of the applicable Obligor with respect to the MJD Stock securing such Note as and to the extent set forth in Section 5(a) of the Pledge Agreements;

              (ii) All dividends, distributions and other payments on the MJD Stock, and copies of all notices, communications and other information with respect to the MJD Stock otherwise forwarded to the record holder thereof shall also be forwarded to BT at:

                    Bankers Trust Company
                    One Bankers Trust Plaza, 14/th/ Floor
                    Loan Center Mail Stop 2144
                    New York, New York 10006
                    Attn:  Errol Harris, Vice President

              (c) BT acknowledges and agrees that the MJD Stock is subject to the Stockholders' Agreement, certain provisions of which have been waived or modified pursuant to a waiver and consent dated on or about the date hereof among the stockholders in MJD.

          14. So long as BT has made no demand on MJD hereunder at such time, this Agreement and MJD's Obligations shall terminate six (6) months after the final, indefeasible repayment of all Loans and other amounts owed to BT in connection therewith and the termination of any right of any Obligor to borrow under their respective Notes. In the event any Loan is not paid when due, BT agrees to use commercially reasonable efforts to obtain such payment so long as MJD is not in default of its obligations hereunder.

          15. Any notice, request or demand given or made under this Agreement shall be in writing and shall be hand delivered or sent by Federal Express or other reputable courier service or by postage prepaid registered or certified mail, return receipt requested or by facsimile, and shall be deemed given (a) when received at the following addresses if hand delivered or if sent by Federal Express or other reputable courier service, and (b) three (3) business days after being postmarked and addressed as follows if sent by registered or certified mail, return receipt requested and (c) when sent if by facsimile at the number set forth below:

          If to BT:

               Bankers Trust Company
               280 Park Avenue, 6 West
               New York, New York 10017
               Attn: The Private Bank
                     Ned Kane, Principal
               Fax No. (212) 454-4740

          If to MJD:

               MJD Communications Inc.
               521 E. Morehead Street, Suite 250
               Charlotte, NC 28202
               Attn:  Walter E. Leach, Jr.
               Fax No. (704) 344-8121

          With a copy of any demand for payment or notice of default to:

               Paul, Hastings, Janofsky & Walker LLP
               399 Park Avenue
               New York, New York 10022
               Attn:  Neil A. Torpey, Esq.
               Fax No. (212) 319-4090

          If to Bergstein:

               800 Fifth Avenue, #14C
               New York, New York 10021
               Fax No. (212) 319-4090

          If to JED:

               c/o Paul, Hastings, Janofsky & Walker LLP
               399 Park Avenue
               New York, New York 10022
               Attn:  Daniel Bergstein
               Fax No. (212) 319-4090

          If to Haberman:

               54 Nassau Drive
               Great Neck, New York 11021

Each party to this Agreement may designate a change of address by notice given, as herein provided, to the other party fifteen (15) days prior to the date such change of address is to become effective.

          16. THIS AGREEMENT IS, AND SHALL BE DEEMED TO BE, A CONTRACT ENTERED INTO UNDER AND PURSUANT TO THE LAWS OF THE STATE OF NEW YORK AND SHALL BE IN ALL RESPECTS GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          17. Each party hereto agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Agreement. In furtherance of such agreement, each party hereto agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over such party in any such action or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon such party by registered or certified mail to, or by personal service at, the last known address of such party, whether such address be within or without the jurisdiction of any such court.

          18. MJD acknowledges that this Agreement and the Obligations are and shall at all times continue to be absolute, irrevocable and unconditional in all respects except as otherwise specifically provided herein, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Agreement, the Obligations or the obligations of any other person or party relating to this Agreement or with respect to the indebtedness evidenced by any Note, including, but not limited to, a foreclosure of any security interest in the Collateral, or the filing of a petition under Title 11 of the United States Code with regard to any Obligor, and MJD absolutely, unconditionally and irrevocably waives any and all right to assert or interpose any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to this Agreement or the Obligations (provided, however, that the foregoing shall not be deemed a waiver of the right of MJD to raise any defense or assert any compulsory counterclaim maintained in a court of the United States, or of the State of New York if such defense is inextricably linked to the subject action or if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of the right of MJD to bring any separate action or proceeding asserting any claim of any nature whatsoever against BT which would otherwise have constituted a defense, setoff, counterclaim or crossclaim, other than a defense, setoff, counterclaim or crossclaim existing on or before the date hereof all of which having been irrevocably waived).

          19. This Agreement may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement. The failure of any party listed below to execute this Agreement, or any counterpart hereof, or the ineffectiveness for any reason of any such execution, shall not relieve the other signatories from their obligations hereunder.

          20.  MJD HEREBYIRREVOCABLY AND UNCONDITIONALLY WAIVES, AND BT BY
ITS ACCEPTANCE OF THIS AGREEMENT IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and year first above set forth.


                                    MJD COMMUNICATIONS, INC.


                                    By:_______________________
                                    Name:
                                    Title


AGREED AND CONSENTED TO:

BANKERS TRUST COMPANY


By:__________________________
   Name
   Title:

ACKNOWLEDGED AND AGREED TO:


__________________________________________
Meyer Haberman


JED COMMUNICATIONS ASSOCIATES, INC.


By:______________________________________
   Name:
   Title:

_________________________________________
Daniel G. Bergstein

STATE OF

                   )  ss.:
COUNTY OF

     On the ____ day of October, 1998, before me personally came __________________ , to me known, who, being by me duly sworn, did depose and say: that he resides at _______________________________________________ that he is the ______________ [title] of MJD Communications, Inc., the corporation described in the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                    _________________________________
                                           Notary Public



STATE OF           )  ss.:

COUNTY OF

    On the ____ day of October, 1998, before me personally came
__________________ , to me known, who, being by me duly sworn, did depose and say: that he resides at _______________________________________________ that he is the ______________ [title] of JED Communications Associates, Inc., the corporation described in the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                    _________________________________
                                           Notary Public


STATE OF _________ )
                   )  ss.:
COUNTY OF ________ )

          On the _______ day of October, 1998 before me personally came Meyer Haberman, to me known and known to me to be the individual described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                    _________________________
                                    Notary Public

STATE OF _____________  )
                        )  ss.:
COUNTY OF ___________   )


          On the _______ day of October, 1998 before me personally came Daniel
G. Bergstein, to me known and known to me to be the individual described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                    _________________________
                                    Notary Public